[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

                    MFS(R) GLOBAL
                    EQUITY FUND

                    SEMIANNUAL REPORT o APRIL 30, 2000









                      -----------------------------------
                      MUTUAL FUND GIFT KITS (see page 35)
                      -----------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 28
Trustees and Officers ..................................................... 37


       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE




--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Historically, there have been two ways that shareholders in stocks and stock mutual funds could potentially make money: capital gains from share price appreciation and dividend payments. Over the past decade, however, it appears to us that dividends have become less and less relevant as a means of profiting from stock investments. Investors who in the past may have counted on dividend payments from stocks or stock funds as a source of income are sometimes finding their payments are no longer meeting their needs. In the balance of this letter, we'd like to address why that has happened, why this may in some ways be good for investors, and what investors may want to do to adjust to the new reality of shrinking dividends.

A FUNDAMENTAL CHANGE
When a company pays a dividend, it is essentially sharing its profits with stockholders. Until the 1950s, paying a dividend was standard practice for a majority of American companies; dividend payments were virtually required to compensate investors for taking on the risks associated with investing in stocks.

What has happened in the ensuing decades, however, is a fundamental change in the way investors view the stock market. The tremendous popularity of Individual Retirement Accounts and 401(k) retirement plans has introduced a flood of new investors to stocks and stock mutual funds, and a generally rising market through most of the past decade has made the experience a very positive one for many of those shareholders.

As a result, investors appear to be focusing much more on share price and on company earnings -- which we believe are the strongest long-term driver of share prices -- than on dividend payments. Summing up the trend, The New York Times commented on January 4, 2000, that "a growing portion of corporate America appears to be concluding that dividends are no longer needed to attract investors and are therefore an unnecessary cost of doing business. Fewer companies are raising dividends, and more and more major companies do not bother to pay them at all."

BENEFITS FOR INVESTORS
In assessing whether this trend is good for investors, it may help to look at what shareholders have traditionally regarded as the benefits of dividends. One benefit was that a dividend payment served as an indication that a company was in good health, because it was generating profits that it could share with its investors. However, there are other ways for a corporation to use its profits that over the long term may benefit shareholders more than a dividend.

As part of the MFS Original Research(R) process that we use in evaluating potential investments, one thing we look for is companies that are investing their profits back in their businesses. Profits can be used to fund additional research, product development, marketing, and other areas that may improve the earnings of a company and potentially result in higher stock prices. Share buybacks are another way we like to see a company reinvest its profits. By buying back its own shares and thus reducing the number of shares outstanding, a company may increase the value of existing shares. Over the long term, we believe such actions may benefit shareholders more than a dividend payment. An additional reason we feel dividends are an inefficient way for a company to use its profits is that dividend payouts are subject to double taxation: once as corporate profits and a second time as ordinary income to shareholders.

POTENTIAL DOWNSIDE PROTECTION
"Downside protection" is a second potential benefit that investors have historically attributed to dividends. The reasoning went that, during a bad market period, a stockholder could at least count on dividend payments to somewhat counteract the effect of declining share prices. We believe, however, that the best long-term protection against market volatility is simply investing in good businesses -- which is why our research is focused on identifying companies with the potential to grow earnings over the long haul, taking down markets in their stride.

And although dividend payments may appear to provide some short-term protection against volatility, over the past decade stock prices in general have risen much faster than dividends, making most dividend payments too small to provide significant protection. In 1999, for example, the average dividend yield of stocks in the Standard & Poor's 500 Composite Index was only 1.21%(1) -- whereas yields had averaged in the 3% - 4% range or greater during the decades of the 1960s, '70s, and '80s.(2)

ALTERNATE INCOME STREAMS
A third benefit of stock dividend payments has traditionally been that they may provide a steady stream of income, allowing an investor to receive money from stock or stock mutual fund investments without selling shares. This benefit has often been used to provide retirement income. Over the past decade, however, many investors have found their dividend checks shrinking while the value of their holdings may have appreciated considerably.

Intuitively, receiving a stream of dividend income without reducing the principal in one's account may seem preferable to selling shares to generate income. But investors should also bear in mind the tax consequences of dividend income. Dividends are federally taxed as ordinary income, whereas profits from selling stock or mutual fund shares held more than one year are taxed at the capital gains rate of 20% -- which for many investors is lower than their ordinary income tax bracket. Many shareholders may find themselves paying lower taxes on profits from share appreciation than on dividend income. Given the current reality of low and declining stock dividends, we would suggest that investors seeking an income stream from their equity portfolio talk with their investment professionals about alternate payout methods. Two possible strategies are systematic withdrawals and bond investing.

With a systematic withdrawal, an investor's account is set up to sell shares in order to pay out a fixed amount on a regular schedule. The advantage of this approach is that the payout amount is always the same, regardless of market fluctuations or variations in dividends paid by the holdings in the account. In a period when the market is rising, share price appreciation may in fact compensate for some selling of holdings. Of course, the disadvantage of a systematic withdrawal is that, depending on the payout amount, the principal balance in the account will most likely shrink as shares are sold. At some point an investor can potentially run out of money.

For investors who feel more comfortable not drawing down their account principal, bond funds may present an attractive alternative for providing an income stream. High-yield bond funds, in particular, may offer the potential for higher dividend yields than many stock funds are offering today. A disadvantage is that, historically, bond funds have not tended to offer as much potential for long-term share price appreciation as have stock funds. Investors should also understand that, although investments in lower-rated securities such as high-yield bonds may provide greater returns, they are also associated with greater-than-average risk.(3) We suggest that investors work with their investment professionals to determine whether a bond fund or systematic withdrawal plan may meet their needs within their expected time frames.

As with most major changes in the financial markets, the overall decline in stock dividend payments presents a combination of challenges and potential benefits for investors. We feel that most investors will be best served by working with their investment professionals to continually monitor such changes in the financial markets, as well as changes in their own situations, and adjusting their portfolios accordingly. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 18, 2000

------------
(1) Source: Standard & Poor's. The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.
(2) Source: FactSet Research. The dividend yield of a stock is calculated by dividing the dividend per share by the current market price per share.
(3) These risks may increase share price volatility. Please see a prospectus for details.

A prospectus containing more complete information on any MFS product, including charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David R. Mannheim]
      David R. Mannheim

For the six months ended April 30, 2000, Class A shares of the Fund provided a total return of 14.34%, Class B shares 13.98%, Class C shares 13.97%, Class I shares 14.57%, and Class J shares 13.86%. These returns, which assume the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 7.64% return over the same period for the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is a broad, unmanaged index of global equities. During the same period, the average global fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 16.44%.

Q. WHAT FACTORS AFFECTED PERFORMANCE OVER THE PAST SIX MONTHS?

A. In Asia and Europe, as well as in the United States, we witnessed the same market phenomena: high volatility and rotation between new-economy stocks, or companies seen as being technology rich, and old-economy stocks; that is, companies viewed as being technology poor that are doing business the same way they have been for a long time. Through the fourth quarter of 1999 and into February 2000, we had a strong rally in new-economy stocks, or what Europeans refer to as TMT: technology, media, and telecommunications. Then in March and April we had what we view as a natural correction in high-valuation TMT issues, with money rotating back toward old-economy stocks.

   Although we outperformed the MSCI World Index by a significant margin, we somewhat underperformed our Lipper peer group. We feel this was largely a consequence of the relatively broad sector diversification of our portfolio, as our competitors may have been more narrowly concentrated in TMT issues. Over the long term, however, we believe diversification may serve investors better by providing competitive returns over a variety of market cycles.

   The market rotation away from TMT in March and April seemed to bear out that strategy. For the first four months of the period, the big drivers of the Fund's performance had been our TMT holdings. But when we gave back some of our TMT gains at the end of the period, the rotation into old-economy stocks helped some of our other holdings, such as insurance companies. We also attempted to take advantage of this rotation by buying shares in what we believe are fundamentally sound companies with depressed stock prices.

   Another factor that hurt performance was the decline in the euro over the period. Since our results must always be converted back into dollars, any profits we made on European equities would be reduced if the euro declines versus the dollar. Conversely, a rising euro would give an extra boost to profits on our European holdings.

Q. OVER THE PAST SIX MONTHS, UTILITIES AND COMMUNICATIONS BECAME THE LARGEST SECTOR IN THE FUND, REPLACING TECHNOLOGY. COULD YOU COMMENT ON THAT?

A. This is actually a byproduct of our style of individual bottom-up stock picking. Utilities and communications, particularly telecommunications, is simply the area where we have found the most individual companies with the potential for strong earnings growth prospects at reasonable valuations -- as opposed to some other areas of TMT, where we feel valuations have gotten dangerously high. Although, as we mentioned, these holdings recently gave up some of their gains, we still feel very positive about them as a group.

   Our focus has been largely on wireless carriers and what are called alternative carriers. These are companies that come into a market with new technology, such as all-fiber-optic networks, and we feel are able to undercut the incumbents' prices. Adelphia Business Solutions and Time Warner Telecom are examples of alternative carriers. Major wireless carriers that we hold include NTT Mobile Communications, the largest cellular company in Japan, Sprint PCS in the United States, and Vodafone AirTouch in the United Kingdom. Actually, our Vodafone holding began as a position in the German company Mannesmann. At the time we bought the stock, we felt Mannesmann was a good business with strong fundamentals at an attractive valuation. We did quite well when the stock's price increased during an ultimately successful takeover attempt by Vodafone, and we've held on to it because we have confidence in the new company.

Q. TECHNOLOGY FELL FROM FIRST PLACE TO BECOME YOUR SECOND-LARGEST SECTOR. WHY DID THAT HAPPEN?

A. Over the past three to six months, we've sold our positions in some technology firms that did very well for us and that we still feel are great companies with solid fundamentals, but whose valuations we felt had become too high. Sun Microsystems in the United States and STMicroelectronics, a French semiconductor company, are two examples.

   That said, we still hold many technology companies in which we have great confidence. Motorola, for example, is a company that we believe is well positioned to expand its profit margins and produce above-average earnings, yet it is selling at an attractive valuation compared to other companies in similar businesses.

Q. IN WHAT AREAS ARE YOU FINDING NEW OPPORTUNITIES?

A. We believe the recent underperformance of some pharmaceutical stocks presented an opportunity for the portfolio. Our research revealed that, although prices were down, the fundamentals of these companies had not changed and their growth rates appeared intact. So we felt their lower valuations made these companies attractive holdings, and we took positions in companies such as Warner-Lambert in the United States and Novartis, a Swiss firm that is one of the world's largest drug companies.

   A second area in which we've increased our holdings is energy. Here again, we found companies that had underperformed during the period for reasons that we believed were temporary and were thus trading at very attractive valuations.

Q. COULD YOU GIVE US YOUR OUTLOOK ON THE MARKETS?

A. On a cautionary note, we feel that valuations in the markets are high, so investors should not expect overall returns to be what they've been in the past. That said, we think fundamentals have actually improved over the past year for a majority of the companies that we've invested in, for a number of reasons.

   One factor is the strong dollar. We talked about this earlier as a negative for the Fund. But it is actually a positive factor for overseas firms competing against dollar-based companies. In the United States, for example, we have found that a strong dollar makes imported goods cheaper and therefore more competitive.

   We also see the establishment of the euro zone as a positive development. We believe it is propelling European companies into a wider marketplace, forcing them to act more competitively and focus more on delivering stock performance for shareholders. Other factors contributing to an outlook for strong earnings growth in our overseas investments include continued deregulation in a lot of foreign marketplaces and industries and ongoing restructuring in Europe and Asia -- trends that mirror earlier developments in the United States that strongly contributed to our current boom.

   Summing up, we're optimistic that the strength in the U.S. markets will continue, albeit with some temporary bumps in the road, and our outlook for our holdings in Europe and Asia continues to improve.

/s/ David R. Mannheim
    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   DAVID R. MANNHEIM IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) AND DIRECTOR OF INTERNATIONAL PORTFOLIO MANAGEMENT. HE IS PORTFOLIO MANAGER OF MFS(R) GLOBAL EQUITY FUND, MFS(R) INTERNATIONAL GROWTH FUND, MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND, AND THE INTERNATIONAL GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE
   ANNUITY PRODUCTS.

   MR. MANNHEIM JOINED MFS IN 1988 AND WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1997, AND DIRECTOR OF INTERNATIONAL PORTFOLIO MANAGEMENT IN 1999. HE IS A GRADUATE OF AMHERST COLLEGE AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606.
Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                      SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:          DECEMBER 29, 1986

  CLASS INCEPTION:                CLASS A  SEPTEMBER 7, 1993
                                  CLASS B  DECEMBER 29, 1986
                                  CLASS C  JANUARY 3, 1994
                                  CLASS I  JANUARY 2, 1997
                                  CLASS J  JULY 7, 1999

  SIZE:                           $863.1 MILLION NET ASSETS AS OF APRIL 30, 2000

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH APRIL 30, 2000

CLASS A
                                                    6 Months       1 Year      3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       +14.34%      +17.91%      +56.24%      +121.07%      +213.94%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                --        +17.91%      +16.04%      + 17.19%      + 12.12%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                --        +11.13%      +13.77%      + 15.81%      + 11.46%
------------------------------------------------------------------------------------------------------------------

CLASS B
                                                    6 Months       1 Year      3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       +13.98%      +17.04%      +52.73%      +112.66%      +196.47%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                --        +17.04%      +15.16%      + 16.29%      + 11.48%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                --        +13.04%      +14.40%      + 16.07%      + 11.48%
------------------------------------------------------------------------------------------------------------------

CLASS C
                                                    6 Months       1 Year      3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       +13.97%      +17.02%      +52.67%      +112.76%      +197.10%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                --        +17.02%      +15.15%      + 16.30%      + 11.50%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                --        +16.02%      +15.15%      + 16.30%      + 11.50%
------------------------------------------------------------------------------------------------------------------

CLASS I
                                                    6 Months       1 Year      3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       +14.57%      +18.23%      +57.50%      +120.03%      +206.75%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                --        +18.23%      +16.35%      + 17.08%      + 11.86%
------------------------------------------------------------------------------------------------------------------

CLASS J
                                                    6 Months       1 Year      3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       +13.86%      +17.29%      +53.06%      +113.12%      +197.11%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                --        +17.29%      +15.24%      + 16.34%      + 11.50%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                --        +13.77%      +14.08%      + 15.63%      + 11.17%
------------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 3.00% sales charge. Class J shares are only available to certain Japanese investors.

Class A, C, I, and J share performance include the performance of the Fund's Class B shares for periods prior to their inception (blended performance). Class A and J blended performance has been adjusted to take into account the initial sales charge applicable to Class A and J shares rather than the CDSC applicable to Class B shares. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A, I, and J shares are lower than those of Class B shares, the blended Class A, I, and J share performance is lower than it would have been had Class A, I, and J shares been offered for the entire period. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2000

FIVE LARGEST STOCK SECTORS

UTILITIES & COMMUNICATIONS         22.4%
TECHNOLOGY                         13.2%
FINANCIAL SERVICES                 11.3%
LEISURE                            10.5%
HEALTH CARE                        10.2%

TOP 10 STOCK HOLDINGS

NTT MOBILE COMMUNICATIONS                    CANON, INC.  1.8%
NETWORK, INC.  2.9%                          Japanese office equipment and
Japanese mobile phone company                imaging company

COMPUTER ASSOCIATES                          HITACHI LTD.  1.7%
INTERNATIONAL, INC.  2.8%                    Japanese electronics company
U.S. computer software company
                                             BAUSCH & LOMB, INC.  1.6%
VODAFONE AIRTOUCH PLC  2.2%                  U.S. manufacturer of vision-related
U.K. telecommunications company              health care products

CHUGAI PHARMACEUTICAL CO. LTD.  2.0%         AKZO NOBEL N.V.  1.6%
Japanese pharmaceutical manufacturer         Diversified Dutch pharmaceutical
                                             and chemical company
RELIASTAR FINANCIAL CORP.  1.8%
U.S. life and health insurance company       SAAB AB, "B"  1.6%
                                             Swedish aircraft, space, and
                                             defense company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2000

Stocks - 97.2%
------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------
Foreign Stocks - 56.3%
  Argentina
    IMPSAT Fiber Networks, Inc. (Telecommunications)*                     6,580           $    104,046
------------------------------------------------------------------------------------------------------
  Australia - 1.8%
    Publishing & Broadcasting Ltd. (Broadcasting)                       592,124           $  4,595,208
    QBE Insurance Group Ltd. (Insurance)*                             2,544,923             10,681,336
                                                                                          ------------
                                                                                          $ 15,276,544
------------------------------------------------------------------------------------------------------
  Bermuda - 0.3%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                    151,930           $  2,962,635
------------------------------------------------------------------------------------------------------
  Canada - 2.2%
    724 Solutions, Inc. (Internet)*                                       5,750           $    290,375
    Anderson Exploration Ltd. (Oils)*                                   277,500              4,442,549
    AT&T Canada, Inc. (Telecommunications)*                               2,500                106,563
    BCE, Inc. (Telecommunications)                                       37,900              4,390,604
    Canadian National Railway Co. (Railroads)                           348,600              9,782,587
    GT Group Telecom, Inc., "B" (Telecommunications)*                     8,200                106,088
                                                                                          ------------
                                                                                          $ 19,118,766
------------------------------------------------------------------------------------------------------
  Finland - 1.5%
    Helsingin Puhelin Oyj (Telecommunications)                          160,975           $ 12,714,355
------------------------------------------------------------------------------------------------------
  France - 7.4%
    Aventis S.A. (Pharmaceuticals)                                       72,700           $  3,997,660
    Banque Nationale de Paris (Banks and Credit Cos.)                    80,800              6,528,738
    Bouygues S.A. (Telecommunications)                                   15,200              9,698,327
    Castorama Dubois Investisse (Retail)                                 28,329              6,179,575
    Sanofi-Synthelabo S.A. (Medical and Health Products)*               231,200              8,626,152
    Technip S.A. (Construction)                                          56,200              6,410,563
    Television Francaise (Entertainment)                                  5,200              3,558,889
    Total S.A., "B" (Oils)                                               71,000             10,770,375
    Vivendi S.A. (Business Services)                                     85,000              8,405,508
                                                                                          ------------
                                                                                          $ 64,175,787
------------------------------------------------------------------------------------------------------
  Germany - 1.7%
    Henkel KGaA, Preferred (Chemicals)                                   41,900           $  2,437,306
    Prosieben Media AG, Preferred (Entertainment)*                      132,735             11,847,128
                                                                                          ------------
                                                                                          $ 14,284,434
------------------------------------------------------------------------------------------------------
  Greece - 0.3%
    Antenna TV S.A., ADR (Broadcasting)*                                132,600           $  2,560,837
------------------------------------------------------------------------------------------------------
  Ireland - 0.4%
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)                1,496,839           $  3,308,570
------------------------------------------------------------------------------------------------------
  Israel - 0.2%
    Partner Communications Co. Ltd., ADR (Cellular Telephones)*         178,200           $  1,904,512
------------------------------------------------------------------------------------------------------
  Italy - 1.0%
    Telecom Italia Mobile S.p.A., Saving Shares
      (Telecommunications)*                                           2,178,000           $  8,571,600
------------------------------------------------------------------------------------------------------
  Japan - 13.4%
    Canon, Inc. (Special Products and Services)                         335,000           $ 15,324,567
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                    855,000             16,468,192
    Chukyo Coca-Cola Bottling Co. Ltd. (Food and
      Beverage Products)                                                177,000              1,712,798
    Fast Retailing Co. (Retail)                                          24,300             10,710,992
    Fuji Heavy Industries Ltd. (Automotive)                             699,000              5,340,078
    Fujitsu Ltd. (Computer Hardware - Systems)                           88,000              2,493,564
    Hitachi Ltd. (Electronics)                                        1,164,000             13,904,621
    Mikuni Coca-Cola Bottling Co. Ltd. (Food and
      Beverage Products)                                                269,000              3,661,728
    Mitsubishi Motors Corp. (Automotive)                                885,000              3,122,373
    Nippon Telegraph & Telephone Co. (Utilities -
      Telephone)                                                            570              7,072,877
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                                  718             24,002,038
    Sony Corp. (Electronics)                                             20,800              2,390,295
    Sony Corp., New Shares (Electronics)*                                20,800              2,407,630
    Toshiba Corp. (Electronics)                                         678,000              6,579,720
                                                                                          ------------
                                                                                          $115,191,473
------------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Grupo Television S.A. de C.V., GDR (Entertainment)*                  11,100           $    704,156
    Kimberly-Clark de Mexico S.A. de C.V. (Forest and
      Paper Products)                                                   835,060              2,690,305
                                                                                          ------------
                                                                                          $  3,394,461
------------------------------------------------------------------------------------------------------
  Netherlands - 5.3%
    Akzo Nobel N.V. (Chemicals)                                         327,700           $ 13,412,030
    Completel Europe N.V. (Telecommunications)*                           9,390                164,717
    Fox Kids Europe N.V. (Telecommunications)*                           44,410                728,575
    ING Groep N.V. (Financial Services)*                                139,271              7,597,537
    Koninklijke (Royal) Philips Electronics N.V
      (Electronics)                                                     219,200              9,776,259
    KPN N.V. (Telecommunications)*                                      108,800             10,961,771
    Libertel N.V. (Cellular Telecommunications)*                        177,907              3,120,804
                                                                                          ------------
                                                                                          $ 45,761,693
------------------------------------------------------------------------------------------------------
  Norway - 0.9%
    NetCom ASA (Telecommunications)*                                     37,680           $  1,493,569
    Schibsted ASA (Publishing)                                          175,910              3,653,334
    Sparebanken NOR (Banks and Credit Cos.)                             169,400              3,007,436
                                                                                          ------------
                                                                                          $  8,154,339
------------------------------------------------------------------------------------------------------
  Portugal - 0.5%
    Telecel - Comunicacoes Pessoais, S.A
      (Cellular Telecommunications)                                     266,000           $  4,206,753
------------------------------------------------------------------------------------------------------
  Singapore - 2.0%
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                  1,747,332           $  7,988,974
    Overseas-Chinese Banking Corp. Ltd. (Banks and
      Credit Cos.)                                                      771,000              5,287,632
    Singapore Press Holdings Ltd. (Printing and
      Publishing)                                                       205,000              4,013,482
                                                                                          ------------
                                                                                          $ 17,290,088
------------------------------------------------------------------------------------------------------
  South Korea
    Mirae Corp., ADR (Electronics)*                                      24,300           $    230,850
------------------------------------------------------------------------------------------------------
  Spain - 0.6%
    Repsol S.A. (Oils)                                                  265,500           $  5,429,542
------------------------------------------------------------------------------------------------------
  Sweden - 1.8%
    NetCom AB, "B" (Telecommunications)*                                 22,100           $  1,570,997
    Saab AB, "B" (Aerospace)                                          1,643,859             13,391,553
    Tele1 Europe Holdings AB (Telecommunications)*                        7,260                114,235
                                                                                          ------------
                                                                                          $ 15,076,785
------------------------------------------------------------------------------------------------------
  Switzerland - 1.4%
    Jomed N.V. (Medical and Health Products)*                            33,190           $  1,010,540
    Nestle S.A. (Food and Beverage Products)                              2,325              4,099,055
    Novartis AG (Medical and Health Products)                             4,510              6,300,870
    Synthes-Stratec, Inc. (Medical Products)*                             1,781                756,925
                                                                                          ------------
                                                                                          $ 12,167,390
------------------------------------------------------------------------------------------------------
  United Kingdom - 13.2%
    AstraZeneca Group PLC (Medical and Health Products)                 193,824           $  8,100,334
    BP Amoco PLC (Oils)                                                 867,600              7,488,554
    BP Amoco PLC, ADR (Oils)                                             82,820              4,223,820
    BAE Systems PLC (Aerospace)*                                      1,053,062              6,474,823
    Cable & Wireless Communications PLC
      (Telecommunications)                                              869,622             13,035,680
    Cable & Wireless PLC (Telecommunications)                           159,300              2,643,321
    Capital Radio PLC (Broadcasting)                                    140,800              3,232,746
    Carlton Communicatons PLC (Broadcasting)                            705,310              8,547,036
    CGU PLC (Insurance)*                                                587,400              8,421,132
    Diageo PLC (Food and Beverage Products)*                            630,794              5,086,209
    NDS Group PLC, ADR (Internet)*                                        9,480                535,620
    Next PLC (Retail)                                                   672,200              5,257,890
    Reckitt Benckiser PLC (Consumer Goods and Services)*                504,900              5,193,013
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                 445,444              6,947,647
    United News & Media PLC (Broadcasting)                              787,800             10,239,514
    Vodafone AirTouch PLC (Telecommunications)*                       4,072,805             18,638,795
                                                                                          ------------
                                                                                          $114,066,134
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $485,951,594
------------------------------------------------------------------------------------------------------
U.S. Stocks - 40.9%
  Aerospace - 0.4%
    TRW, Inc.                                                            59,400           $  3,474,900
------------------------------------------------------------------------------------------------------
  Automotive - 0.7%
    Delphi Automotive Systems Corp.                                     290,100           $  5,548,163
------------------------------------------------------------------------------------------------------
  Business Machines - 1.3%
    Hewlett-Packard Co.                                                  54,000           $  7,290,000
    International Business Machines Corp.                                35,500              3,962,687
                                                                                          ------------
                                                                                          $ 11,252,687
------------------------------------------------------------------------------------------------------
  Business Services - 1.3%
    Computer Sciences Corp.*                                            123,900           $ 10,105,594
    United Parcel Service, Inc., "B"                                     16,890              1,123,185
                                                                                          ------------
                                                                                          $ 11,228,779
------------------------------------------------------------------------------------------------------
  Cellular Telephones - 2.8%
    Motorola, Inc.                                                      109,100           $ 12,989,719
    Sprint Corp. (PCS Group)*                                           195,300             10,741,500
                                                                                          ------------
                                                                                          $ 23,731,219
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 4.4%
    Electronic Data Systems Corp.                                        67,700           $  4,654,375
    BMC Software, Inc.*                                                 154,375              7,226,680
    Computer Associates International, Inc.                             415,400             23,184,512
    Compuware Corp.*                                                    257,000              3,228,563
                                                                                          ------------
                                                                                          $ 38,294,130
------------------------------------------------------------------------------------------------------
  Entertainment - 3.2%
    Disney (Walt) Co.                                                   262,300           $ 11,360,869
    Hearst-Argyle Television, Inc.*                                     216,100              4,605,631
    Time Warner, Inc.                                                   129,300             11,628,919
                                                                                          ------------
                                                                                          $ 27,595,419
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.9%
    Keebler Foods Co.                                                   249,200           $  7,834,225
------------------------------------------------------------------------------------------------------
  Insurance - 4.8%
    CIGNA Corp.                                                          87,000           $  6,938,250
    Hartford Financial Services Group, Inc.                             220,800             11,523,000
    Marsh & McLennan Cos., Inc.                                          65,800              6,485,412
    MetLife, Inc.*                                                       72,670              1,203,597
    ReliaStar Financial Corp.                                           359,100             15,463,744
                                                                                          ------------
                                                                                          $ 41,614,003
------------------------------------------------------------------------------------------------------
  Machinery - 2.1%
    Deere & Co., Inc.                                                   269,500           $ 10,881,062
    Ingersoll Rand Co.                                                  156,000              7,322,250
                                                                                          ------------
                                                                                          $ 18,203,312
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 3.9%
    Bausch & Lomb, Inc.                                                 223,800           $ 13,511,925
    Bristol-Myers Squibb Co.                                             63,300              3,319,294
    Pharmacia Corp.                                                     174,500              8,714,094
    Warner-Lambert Co.                                                   70,000              7,966,875
                                                                                          ------------
                                                                                          $ 33,512,188
------------------------------------------------------------------------------------------------------
  Oils - 4.1%
    Apache Corp.                                                        132,400           $  6,413,125
    Coastal Corp.                                                       177,000              8,883,188
    Conoco, Inc., "A"                                                   408,700              9,732,169
    EOG Resources, Inc.                                                 430,500             10,708,687
                                                                                          ------------
                                                                                          $ 35,737,169
------------------------------------------------------------------------------------------------------
  Photographic Products - 0.8%
    Polaroid Corp.                                                      328,200           $  6,625,537
------------------------------------------------------------------------------------------------------
  Retail - 2.5%
    BJ's Wholesale Club, Inc.*                                          193,700           $  6,864,244
    CVS Corp.                                                           230,600             10,031,100
    Federated Department Stores, Inc.*                                   71,200              2,420,800
    Gap, Inc.                                                            71,200              2,616,600
                                                                                          ------------
                                                                                          $ 21,932,744
------------------------------------------------------------------------------------------------------
  Supermarkets - 1.2%
    Safeway, Inc.*                                                      226,800           $ 10,007,550
------------------------------------------------------------------------------------------------------
  Telecommunications - 6.5%
    Adelphia Business Solutions, "A"*                                   155,500           $  5,442,500
    AT&T Wireless Group*                                                133,460              4,245,696
    Bell Atlantic Corp.                                                  75,700              4,485,225
    BroadWing, Inc.*                                                    162,300              4,595,119
    Corning, Inc.                                                        15,400              3,041,500
    GTE Corp.                                                            93,600              6,341,400
    Lucent Technologies, Inc.                                            55,700              3,463,844
    NTL, Inc.*                                                          114,000              8,721,000
    Sprint Corp.*                                                        83,400              5,129,100
    Tellabs, Inc.*                                                      145,400              7,969,737
    Time Warner Telecom, Inc., "A"*                                      52,700              2,885,325
                                                                                          ------------
                                                                                          $ 56,320,446
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $352,912,471
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $725,702,114)                                              $838,864,065
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.3%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 5/01/00                              $   16,930           $ 16,930,000
    General Electric Capital Corp., due 5/01/00                          20,000             20,000,000
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $ 36,930,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $762,632,114)                                         $875,794,065

Other Assets, Less Liabilities - (1.5)%                                                    (12,734,911)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $863,059,154
------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------------
APRIL 30, 2000
-------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $762,632,114)                  $875,794,065
  Investments of cash collateral for securities loaned, at
    identified cost and value                                              49,611,025
  Cash                                                                          1,991
  Foreign currency, at value (identified cost, $1,389,243)                  1,386,693
  Receivable for Fund shares sold                                           2,209,459
  Receivable for investments sold                                           3,026,106
  Dividends and interest receivable                                         2,049,490
  Other assets                                                                  6,538
                                                                         ------------
      Total assets                                                       $934,085,367
                                                                         ------------
Liabilities:
  Payable for Fund shares reacquired                                     $ 11,527,306
  Payable for investments purchased                                         9,447,618
  Collateral for securities loaned, at value                               49,611,025
  Payable to affiliates -
    Management fee                                                             70,538
    Shareholder servicing agent fee                                             7,054
    Distribution and service fee                                               48,872
    Administrative fee                                                          1,234
  Accrued expenses and other liabilities                                      312,566
                                                                         ------------
      Total liabilities                                                  $ 71,026,213
                                                                         ------------
Net assets                                                               $863,059,154
                                                                         ============
Net assets consist of:
  Paid-in capital                                                        $674,074,595
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                          113,080,657
  Accumulated undistributed net realized gain on
    investments and foreign transactions                                   77,748,386
  Accumulated net investment loss                                          (1,844,484)
                                                                         ------------
      Total                                                              $863,059,154
                                                                         ============
Shares of beneficial interest outstanding                                 36,659,003
                                                                         ============
Class A shares:
  Net asset value per share
    (net assets of $456,937,486 / 19,277,530 shares of
     beneficial interest outstanding)                                       $23.70
                                                                            ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                              $25.15
                                                                            ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $334,259,816 / 14,270,537 shares of
     beneficial interest outstanding)                                       $23.42
                                                                            ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $56,379,272 / 2,446,165 shares of
     beneficial interest outstanding)                                       $23.05
                                                                            ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $982,304 / 41,210 shares of beneficial
     interest outstanding)                                                  $23.84
                                                                            ======
Class J shares:
  Net asset value and redemption price per share
    (net assets of $14,500,276 / 623,561 shares of
     beneficial interest outstanding)                                       $23.25
                                                                            ======
    Offering price per share (100 / 97 of net asset value
      per share)                                                            $23.97
                                                                            ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Operations (Unaudited)
----------------------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2000
----------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                                     $  5,144,372
    Interest                                                                         1,270,238
    Foreign taxes withheld                                                            (417,591)
                                                                                  ------------
      Total investment income                                                     $  5,997,019
                                                                                  ------------
  Expenses -
    Management fee                                                                $  4,081,646
    Trustees' compensation                                                              19,496
    Shareholder servicing agent fee                                                    408,165
    Distribution and service fee (Class A)                                             543,352
    Distribution and service fee (Class B)                                           1,618,850
    Distribution and service fee (Class C)                                             265,892
    Distribution and service fee (Class J)                                              17,977
    Administrative fee                                                                  46,913
    Custodian fee                                                                      330,202
    Printing                                                                            35,223
    Postage                                                                             83,450
    Auditing fees                                                                       16,896
    Legal fees                                                                           6,861
    Miscellaneous                                                                      330,169
                                                                                  ------------
      Total expenses                                                              $  7,805,092
    Fees paid indirectly                                                               (36,770)
                                                                                  ------------
      Net expenses                                                                $  7,768,322
                                                                                  ------------
        Net investment loss                                                       $ (1,771,303)
                                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
      Investment transactions                                                     $ 78,646,307
      Foreign currency transactions                                                    (81,220)
                                                                                  ------------
        Net realized gain on investments and foreign currency transactions        $ 78,565,087
                                                                                  ------------
  Change in unrealized appreciation (depreciation) -
      Investments                                                                 $ 25,824,532
      Translation of assets and liabilities in foreign currencies                      (74,740)
                                                                                  ------------
        Net unrealized gain on investments                                        $ 25,749,792
                                                                                  ------------
         Net realized and unrealized gain on investments and foreign
           currency                                                               $104,314,879
                                                                                  ------------
          Increase in net assets from operations                                  $102,543,576
                                                                                  ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED             YEAR ENDED
                                                                  APRIL 30, 2000       OCTOBER 31, 1999
                                                                     (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                              $ (1,771,303)           $ (2,511,114)
  Net realized gain on investments and foreign currency
    transactions                                                     78,565,087              90,716,444
  Net unrealized gain on investments and foreign currency
    translation                                                      25,749,792               5,150,895
                                                                   ------------            ------------
    Increase in net assets from operations                         $102,543,576            $ 93,356,225
                                                                   ------------            ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                                 (32,586,365)            (13,250,121)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                 (22,543,774)            (12,904,747)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                  (3,859,326)             (1,483,607)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                     (68,983)                (30,531)
  From net realized gain on investments and foreign
    currency transactions (Class J)                                    (122,290)                   --
                                                                   ------------            ------------
    Total distributions declared to shareholders                   $(59,180,738)           $(27,669,006)
                                                                   ------------            ------------
Net increase in net assets from Fund share transactions            $ 98,684,279            $ 77,262,844
                                                                   ------------            ------------
      Total increase in net assets                                 $142,047,117            $142,950,063
Net assets:
  At beginning of period                                            721,012,037             578,061,974
                                                                   ------------            ------------
  At end of period (including accumulated net investment
    loss of $1,844,484 and $73,181, respectively)                  $863,059,154            $721,012,037
                                                                   ============            ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                         SIX MONTHS ENDED          --------------------------------------------------------------
                                           APRIL 30, 2000            1999          1998         1997           1996          1995
                                              (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                           $22.50          $20.35        $20.09        $18.45        $16.68        $16.95
                                                   ------          ------        ------        ------        ------        ------
Income from investment operations# -
  Net investment income (loss)                     $(0.01)         $ --          $ 0.06        $ 0.08        $ 0.07        $ 0.09
  Net realized and unrealized
    gain on investments and
    foreign currency                                 3.14            3.14          1.35          3.49          2.60          1.37
                                                   ------          ------        ------        ------        ------        ------
      Total from investment operations             $ 3.13          $ 3.14        $ 1.41        $ 3.57        $ 2.67        $ 1.46
                                                   ------          ------        ------        ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                       $ --            $ --          $(0.11)       $ --          $ --          $ --
  From net realized gain on investments and
    foreign currency transactions                   (1.93)          (0.99)        (1.04)        (1.93)        (0.90)        (1.73)
                                                   ------          ------        ------        ------        ------        ------
      Total distributions declared to
        shareholders                               $(1.93)         $(0.99)       $(1.15)       $(1.93)       $(0.90)       $(1.73)
                                                   ------          ------        ------        ------        ------        ------
Net asset value - end of period                    $23.70          $22.50        $20.35        $20.09        $18.45        $16.68
                                                   ======          ======        ======        ======        ======        ======
Total return(+)                                     14.34%++        15.82%         7.46%        20.81%        16.72%        10.16%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                         1.55%+          1.59%         1.60%         1.63%         1.65%         1.61%
  Net investment income (loss)                      (0.08)%+         0.00%         0.28%         0.42%         0.38%         0.58%
Portfolio turnover                                     48%             92%           64%           65%           83%           73%
Net assets at end of period (000 Omitted)        $456,937        $384,436      $280,454        $167,390         $94,909   $52,164
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED OCTOBER 31,
                                         SIX MONTHS ENDED          -------------------------------------------------------------
                                           APRIL 30, 2000            1999          1998          1997          1996         1995
                                              (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $22.17          $20.21        $19.97        $18.36        $16.55        $16.78
                                                   ------          ------        ------        ------        ------        ------
Income from investment operations# -
  Net investment loss                              $(0.10)         $(0.09)       $(0.11)       $(0.07)       $(0.08)       $(0.05)
  Net realized and unrealized
    gain on investments and foreign currency         3.10            3.04          1.39          3.46          2.60          1.37
                                                   ------          ------        ------        ------        ------        ------
      Total from investment operations             $ 3.00          $ 2.95        $ 1.28        $ 3.39        $ 2.52        $ 1.32
                                                   ------          ------        ------        ------        ------        ------
Less distributions declared to shareholders
  from net realized gain on investments
  and foreign currency transactions                $(1.75)         $(0.99)       $(1.04)       $(1.78)       $(0.71)       $(1.55)
                                                   ------          ------        ------        ------        ------        ------
Net asset value - end of period                    $23.42          $22.17        $20.21        $19.97        $18.36        $16.55
                                                   ======          ======        ======        ======        ======        ======
Total return                                        13.98%++        14.90%         6.75%        19.74%        15.75%         9.07%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                         2.30%+          2.34%         2.35%         2.39%         2.45%         2.55%
  Net investment loss                               (0.84)%+        (0.76)%       (0.51)%       (0.36)%       (0.44)%       (0.35)%
Portfolio turnover                                     48%             92%           64%           65%           83%           73%
Net assets at end of period (000 Omitted)        $334,260        $287,700      $267,886      $253,354      $182,139      $156,286
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED OCTOBER 31,
                                        SIX MONTHS ENDED           --------------------------------------------------------------
                                          APRIL 30, 2000             1999          1998          1997         1996          1995
                                             (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period              $21.89          $19.97        $19.78        $18.24        $16.53        $16.80
                                                   ------          ------        ------        ------        ------        ------
Income from investment operations# -
  Net investment loss                              $(0.10)         $(0.16)       $(0.10)       $(0.06)       $(0.06)       $(0.05)
  Net realized and unrealized gain on
    investments and foreign currency                 3.06            3.07          1.34          3.44          2.57          1.37
                                                   ------          ------        ------        ------        ------        ------
      Total from investment operations             $ 2.96          $ 2.91        $ 1.24        $ 3.38        $ 2.51        $ 1.32
                                                   ------          ------        ------        ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                       $ --            $ --          $(0.01)       $ --          $ --          $ --
  From net realized gain on investments and
    foreign currency transactions                   (1.80)          (0.99)        (1.04)        (1.84)        (0.80)        (1.59)
                                                   ------          ------        ------        ------        ------        ------
      Total distributions declared to
        shareholders                               $(1.80)         $(0.99)       $(1.05)       $(1.84)       $(0.80)       $(1.59)
                                                   ------          ------        ------        ------        ------        ------
Net asset value - end of period                    $23.05          $21.89        $19.97        $19.78        $18.24        $16.53
                                                   ======          ======        ======        ======        ======        ======
Total return                                        13.97%++        14.88%         6.64%        19.86%        15.82%         9.20%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                         2.30%+          2.34%         2.35%         2.36%         2.39%         2.49%
  Net investment loss                               (0.83)%+        (0.76)%       (0.50)%       (0.33)%       (0.34)%       (0.31)%
Portfolio turnover                                     48%             92%           64%           65%           83%           73%
Net assets at end of period (000 Omitted)         $56,379         $47,335       $29,123       $16,658        $7,503        $2,908

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,      PERIOD ENDED
                                           SIX MONTHS ENDED           ----------------------       OCTOBER 31,
                                             APRIL 30, 2000              1999           1998             1997*
                                                (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                    CLASS I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                $22.63            $20.42          $20.14          $17.57
                                                     ------            ------          ------          ------
Income from investment operations# -
  Net investment income                              $ 0.02            $ 0.06          $ 0.11          $ 0.13
  Net realized and unrealized gain on
    investments and foreign currency                   3.16              3.14            1.37            2.44
                                                     ------            ------          ------          ------
      Total from investment operations               $ 3.18            $ 3.20          $ 1.48          $ 2.57
                                                     ------            ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $ --              $ --            $(0.16)         $ --
  From net realized gain on investments and
    foreign currency transactions                     (1.97)            (0.99)          (1.04)           --
                                                     ------            ------          ------          ------
      Total distributions declared to
        shareholders                                 $(1.97)           $(0.99)         $(1.20)         $ --
                                                     ------            ------          ------          ------
Net asset value - end of period                      $23.84            $22.63          $20.42          $20.14
                                                     ======            ======          ======          ======
Total return                                          14.57%++          16.02%           7.78%          14.63%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                           1.30%+            1.34%           1.35%           1.38%+
  Net investment income                                0.16%+            0.26%           0.51%           0.77%+
Portfolio turnover                                       48%               92%             64%             65%
Net assets at end of period (000 Omitted)              $982              $817            $599            $472
 * For the period from the inception of Class I, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED            PERIOD ENDED
                                                                APRIL 30, 2000       OCTOBER 31, 1999*
                                                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------
                                                                       CLASS J
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                                    $22.21                $22.58
                                                                         ------                ------
Income from investment operations# -
  Net investment loss                                                    $(0.02)               $(0.10)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       3.04                 (0.27)
                                                                         ------                ------
      Total from investment operations                                   $ 3.02                $(0.37)
                                                                         ------                ------
Less distributions declared to shareholders from net realized
gain on investments and foreign currency transactions                    $(1.98)               $ --
                                                                         ------                ------
Net asset value - end of period                                          $23.25                $22.21
                                                                         ======                ======
Total return(+)                                                           13.86%++              (1.55)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               2.25%+                2.37%+
  Net investment loss                                                     (0.22)%+              (1.34)%+
Portfolio turnover                                                           48%                   92%
Net assets at end of period (000 Omitted)                               $14,500                  $724
  * For the period from the inception of Class J, July 7, 1999, through October 31, 1999.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Equity Fund (the Fund) is a diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At April 30, 2000, the value of securities loaned was $66,053,500. These loans were collateralized by U.S. Treasury securities of $20,697,411 and cash of $49,611,025, which was invested in the following short-term obligations:

                                                                  PRINCIPAL      AMORTIZED COST
                                                                     AMOUNT           AND VALUE
-----------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., 6.21%, due 5/1/2000           $ 1,000,000         $ 1,000,000
Salomon Smith Barney, Inc., 5.85%, due 5/1/2000                  37,219,646          37,219,646
Federal National Mortgage Association, 5.89%, due 5/18/2000       4,938,566           4,938,566
Federal Home Loan Mortgage Corporation, 6.03%, due 5/30/2000      4,953,528           4,953,528
Deutsche Bank N.Y., 6.53%, due 1/12/2001                          1,499,285           1,499,285
                                                                                    -----------
Total investment of cash collateral for securities loaned                           $49,611,025
                                                                                    ===========

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $1 billion of average net assets               1.00%
          Average net assets in excess of $1 billion           0.85%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,226 for the six months ended April 30, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $86,460 for the six months ended April 30, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, and Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum, of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $25,530 for the six months ended April 30, 2000. Fees incurred under the distribution plan during the six months ended April 30, 2000, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $16,652 and $472 for Class B and Class C shares, respectively, for the six months ended April 30, 2000. Fees incurred under the distribution plan during the six months ended April 30, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of up to 0.70% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through The Fuji Bank, Ltd. ("Fuji Bank") and its network of financial intermediaries. Fuji Bank also serves as the Fund's Agent Securities Company in Japan, and in that capacity represents the Fund before Japanese regulatory authorities. MFD will pay to Fuji Bank all of the service fee and all of the distribution fee attributable to Class J shares. A portion of the distribution fee equal to 0.05% per annum of the Fund's average daily net assets attributable to Class J shares is paid to Fuji Bank to cover its services as the Fund's Agent Securities Company. Fees incurred under the distribution plan during the six months ended April 30, 2000, were 0.95% of average net assets attributable to Class J shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 2000, were $10,669, $170,550, and $4,770 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $427,117,635 and $369,762,242, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $762,632,114
                                                                   ------------
Gross unrealized appreciation                                      $146,148,956
Gross unrealized depreciation                                       (32,987,005)
                                                                   ------------
    Net unrealized appreciation                                    $113,161,951
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                   SIX MONTHS ENDED APRIL 30, 2000                         YEAR ENDED OCTOBER 31, 1999
                             -------------------------------------             ---------------------------------------
                                  SHARES                    AMOUNT                  SHARES                      AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                   10,167,371             $ 240,813,734              63,109,043             $ 1,369,325,357
Shares issued to
  shareholders in
  reinvestment of
  distributions                1,382,578                31,365,834                 642,440                  13,367,581
Shares reacquired             (9,355,164)             (223,010,642)            (60,450,001)             (1,314,372,776)
                             -----------             -------------             -----------             ---------------
    Net increase               2,194,785             $  49,168,926               3,301,482             $    68,320,162
                             ===========             =============             ===========             ===============

Class B Shares
                                   SIX MONTHS ENDED APRIL 30,        2000                  YEAR ENDED OCTOBER 31, 1999
                             -------------------------------------             ---------------------------------------
                                  SHARES                    AMOUNT                  SHARES                      AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                    2,614,820             $  60,765,551               4,761,616             $   102,673,871
Shares issued to
  shareholders in
  reinvestment of
  distributions                  921,718                20,701,057                 584,724                  12,010,215
Shares reacquired             (2,241,287)              (52,497,579)             (5,627,951)               (121,304,803)
                             -----------             -------------             -----------             ---------------
    Net increase (decrease)    1,295,251             $  28,969,029                (281,611)            $    (6,620,717)
                             ===========             =============             ===========             ===============

Class C Shares
                                   SIX MONTHS ENDED APRIL 30, 2000                         YEAR ENDED OCTOBER 31, 1999
                             -------------------------------------             ---------------------------------------
                                  SHARES                    AMOUNT                  SHARES                      AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                    1,158,706             $  26,678,288               3,608,010             $    76,600,971
Shares issued to
  shareholders in
  reinvestment of
  distributions                  154,992                 3,425,313                  63,158                   1,280,840
Shares reacquired             (1,030,381)              (23,817,896)             (2,966,772)                (63,177,836)
                             -----------             -------------             -----------             ---------------
    Net increase                 283,317             $   6,285,705                 704,396             $    14,703,975
                             ===========             =============             ===========             ===============

Class I Shares
                                   SIX MONTHS ENDED APRIL 30, 2000                         YEAR ENDED OCTOBER 31, 1999
                             -------------------------------------             ---------------------------------------
                                  SHARES                    AMOUNT                  SHARES                      AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                       45,312             $   1,116,395                  12,469             $       272,774
Shares issued to
  shareholders in
  reinvestment of
  distributions                    3,029                    68,977                   1,469                      30,528
Shares reacquired                (43,235)               (1,066,601)                 (7,198)                   (161,537)
                             -----------             -------------             -----------             ---------------
    Net increase                   5,106             $     118,771                   6,740             $       141,765
                             ===========             =============             ===========             ===============

Class J Shares
                                   SIX MONTHS ENDED APRIL 30, 2000                      PERIOD ENDED OCTOBER 31, 1999*
                             -------------------------------------             ---------------------------------------
                                  SHARES                    AMOUNT                  SHARES                      AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                      622,217             $  14,887,215                  32,609             $       717,659
Shares reacquired                (31,265)                 (745,367)                   --                          --
                             -----------             -------------             -----------             ---------------
    Net increase                 590,952             $  14,141,848                  32,609             $       717,659
                             ===========             =============             ===========             ===============

* For the period from the inception of Class J, July 7, 1999, through October 31, 1999.

(6) Line of Credit
The Fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended April 30, 2000, was $2,927. The Fund had no borrowings during the period.

MFS(R) GLOBAL EQUITY FUND

TRUSTEES                                               ASSISTANT TREASURERS
Richard B. Bailey - Private Investor;                  Mark E. Bradley*
Former Chairman and Director (until 1991),             Ellen Moynihan*
MFS Investment Management(R)                           James O. Yost*

Marshall N. Cohan - Private Investor                   SECRETARY
                                                       Stephen E. Cavan*
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                 ASSISTANT SECRETARY
Professor of Surgery, Harvard Medical School           James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE - Chief             CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.;                State Street Bank and Trust Company
Chairman, Colonial Insurance Company, Ltd.
                                                       INVESTOR INFORMATION
Abby M. O'Neill - Private Investor                     For information on MFS mutual funds, call your
                                                       investment professional or, for an information
Walter E. Robb, III - President and Treasurer,         kit, call toll free: 1-800-637-2929 any
Benchmark Advisors, Inc. (corporate financial          business day from 9 a.m. to 5 p.m. Eastern time
consultants); President, Benchmark Consulting          (or leave a message anytime).
Group, Inc. (office services)
                                                       INVESTOR SERVICE
Arnold D. Scott* - Senior Executive Vice               MFS Service Center, Inc.
President, Director, and Secretary, MFS                P.O. Box 2281
Investment Management                                  Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman and Chief                For general information, call toll free:
Executive Officer, MFS Investment Management           1-800-225-2606 any business day from
                                                       8 a.m. to 8 p.m. Eastern time.
J. Dale Sherratt - President, Insight
Resources, Inc. (acquisition planning                  For service to speech- or hearing-impaired,
specialists) Ward Smith - Former Chairman              call toll free: 1-800-637-6576 any business day
(until 1994), NACCO Industries (holding                from 9 a.m. to 5 p.m. Eastern time. (To use
company)                                               this service, your phone must be equipped with
                                                       a Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company               For share prices, account balances, exchanges,
500 Boylston Street                                    or stock and bond outlooks, call toll free:
Boston, MA 02116-3741                                  1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                       touch-tone telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                            WORLD WIDE WEB
500 Boylston Street                                    www.mfs.com
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
David R. Mannheim*

TREASURER
W. Thomas London*

+Independent Trustee
*MFS Investment Management

MFS(R) GLOBAL EQUITY FUND                                       ------------
                                                                  BULK RATE
                                                                U.S. POSTAGE
                                                                    PAID
[Logo] M F S(R)                                                     MFS
INVESTMENT MANAGEMENT                                           ------------
  We invented the mutual fund(R)


500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                               MWE-3  6/00  140M  04/204/304/804